CONVERTIBLE NOTE PAYABLE	9 Months Ended
Sep. 30, 2017
Notes to Financial Statements
Note 5 - CONVERTIBLE NOTE PAYABLE

On March 14, 2017, The Company executed a convertible promissory note with Power Up Lending Group, Ltd. The note carries a principal balance of $53,000 together with an interest rate of eight percent (8%) per annum and a maturity date of December 30, 2017. All payments due hereunder (to the extent not converted into common stock, $0.001 par value per share in accordance with the terms of the note agreement shall be made in lawful money of the United States of America. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of twenty two percent (22%) per annum from the due date thereof until the same is paid.

The holder shall have the right from time to time, and at any time during the period beginning on the date which is one hundred eighty (180) days following the date of this note, to convert all or any part of the outstanding and unpaid principal amount into Common Stock. The conversion shall equal sixty-one percent (61%) of the average of the lowest two (2) trading prices for the Common Stock during the twelve-day trading period ending on the latest complete trading day prior to the conversion date, representing a discount rate of thirty-nine percent (39%).

On September 8, 2017 the Company tendered the sum of $76,025 to Power Up to pay-off and cancel the principal and interest on the note. For the nine months ended September 30, 2017 the total interest expense recorded was $23,025.